SECURITIES AND EXCHANGE COMMISSION
                      ----------------------------------


                            Washington, D.C. 20549



                                   FORM 8-K
                                   --------

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



       Date Report (Date of earliest event reported) November 16, 1998
                                                     -----------------


                          BONNEVILLE PACIFIC CORPORATION
                (Exact name of registrant as specified in charter)



     Delaware                0-14846          87-0363215
     --------------------------------------------------------------
     (State or other        (Commission       (IRA Employer
     jurisdiction of        File Number)      Identification No.)
     incorporation)


50 West 300 South, Suite 300, Salt Lake City, Utah                      84101
-----------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number including area code              (801) 363-2520
                                                               --------------

(Former name or former address, if changed since last report)  Not applicable
                                                               --------------

Item 3.  Bankruptcy or Receivership.

     On December 5, 1991, the Registrant filed a petition in the United States Bankruptcy Court for the District of Utah, Central Division, Case
No. 91A-27701, seeking protection to reorganize under Chapter 11 of the Federal Bankruptcy Code. Subsequent to the filing, the Registrant has applied to the Securities and Exchange Commission (the "Commission") to modify its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On April 9, 1992, the Commission indicated that it would raise no objection if the Registrant modified its reporting obligations under the Exchange Act. A copy of the Final Monthly Financial Report for the period October 1, 1998 to October 31, 1998, as filed with the bankruptcy court is included as an exhibit hereto. On June 12, 1992, Roger
G. Segal was appointed as the Chapter 11 Bankruptcy Trustee for the Company.

     On November 2, 1998, the "Trustee's Amended Chapter 11 Plan for the Estate of Bonneville Pacific Corporation dated April 22, 1998" (hereinafter the "Plan") became effective. Accordingly, on November 2, 1998, the Trustee, to the extent consistent with the Plan, turned control of the Company over to a new Board of Directors. The Company has therefore emerged from bankruptcy, subject to the completion of those actions required by the Plan.

     In light of the foregoing, the attached Monthly Financial Report is, in accord with Article 11.11 of the Plan, the Final Monthly Financial Report, which will be filed with the Bankruptcy Court. The figures used in the financial statements included in the attached Final Monthly Financial Report do not in any way constitute an audited balance sheet for the Company after it emerged (subject to the completion of the Plan) from bankruptcy. Specifically, SEC Staff Legal Bulletin No. 2 requires reporting companies emerging from Bankruptcy to file, under cover of Form 8-K, an audited balance sheet. As of the date of the filing of this Form 8-K, it is impractical for the Company to provide the audited balance sheet required by SEC Staff Legal Bulletin No. 2. Such audited balance sheet will be filed by amendment to the Form 8-K filed by the Company on or about November 3, 1998 as soon as possible when it becomes available.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                       BONNEVILLE PACIFIC CORPORATION




                       By:  Roger G. Segal, Chapter 11 Trustee

DATED November 16, 1998 (for the period from October 1, 1998 to
October 31, 1998)

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                                BONNEVILLE PACIFIC CORPORATION




                                By:  R. Stephen Blackham*

DATED November 16, 1998

*  R. Stephen Blackham was the Assistant Controller for the
   Company until November 2, 1998, at which time the new Board of Directors for the reorganized Company appointed Mr. Blackham as Treasurer for the Company.

                              INDEX TO EXHIBITS


Exhibit                                                              Page No.


28.1      Final Monthly Financial Report - Chapter 11, for the
          period October 1, 1998 to October 31, 1998, of the
          Registrant, dated November 16, 1998 as filed by the
          Registrant with the United States Bankruptcy Court for
          the District of Utah, Central Division on
          November 16, 1998. . . . . . . . . . . . . . . . . . . . . . .5

                                                     MONTHLY FINANCIAL REPORT
                                                     CHAPTER 11

DEBTOR:  BONNEVILLE PACIFIC CORPORATION
         ------------------------------

CASE NO. 91A-27701   For Period October 1 to October 31, 1998
         ---------              -----------------------------

         Accounting Method Used:  [X] Accrual Basis  [ ] Cash Basis


                                 COVER SHEET


-----------------------------------------------------------------------------
                         THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE
Mark One Box For         MONTH.  The debtor must attach each of the following
Each Required            reports/documents unless the U.S. Trustee has waived
Report/Document          the requirement in writing.  File original with
                         Clerk of Court.  File duplicate with U.S. Trustee
-----------------------------------------------------------------------------
Report/
Document  Previously
Attached  Waived       REQUIRED REPORTS/DOCUMENTS
-----------------------------------------------------------------------------
  [X]       [ ]        Cash Receipts & Disbursements Statement (Form 2-B)
  [X]       [ ]        Balance Sheet (Form 2-C)
  [X]       [ ]        Profit and Loss Statement (Form 2-D)
  [X]       [ ]        Supporting Schedules (Form 2-E)
  [X]       [ ]        Quarterly Fee Summary (Form 2-F)
  [X]       [ ]        Narrative (Form 2-G)
  [X]       [ ]        Bank Statement(s) for Debtor in Possession Account(s)
-----------------------------------------------------------------------------

I declare under penalty of perjury that the following Monthly Financial Report and any attachments thereto, is true and correct to the best of my knowledge and belief.

Executed on: November 16, 1998
             -----------------

                       Debtor(s):  BONNEVILLE PACIFIC CORPORATION

                       By:         R. Stephen Blackham
                       Position:   Assistant Controller

                        Statement of Chapter 11 Trustee


     Roger G. Segal, Chapter 11 Trustee of the bankruptcy case of Bonneville Pacific Corporation, having been so appointed on June 12, 1992, hereby states that he has reviewed the following Monthly Financial Report and any attachments thereto and that, based on his review and the representations of officers and employees of the debtor, Bonneville Pacific Corporation, he believes that the information contained in the Monthly Financial Report and attachments is true and correct. However, neither Roger G. Segal, Chapter 11 Trustee, nor Neilson, Elggren, Durkin & Company, as accountants for Roger G. Segal, Chapter 11 Trustee, has had an opportunity to independently verify that the information contained in the following Monthly Financial Report and the attachments thereto is true and correct.

     DATED this 16th day of November 1998.



                         By:  Roger G. Segal, Chapter 11 Trustee

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                          Bankruptcy No. 91A-27701
                                 Narrative
                    For the Month Ended October 31, 1998


                                 Form 2-G

                      FINAL MONTHLY FINANCIAL REPORT
-----------------------------------------------------------------------------



THE TRUSTEE'S AMENDED PLAN BECAME EFFECTIVE ON NOVEMBER 2, 1998. ACCORDINGLY, AS SET FORTH IN ARTICLE 11.11 OF THE TRUSTEE'S AMENDED PLAN, THIS MONTHLY FINANCIAL IS THE FINAL MONTHLY REPORT WHICH WILL BE FILED BY THE TRUSTEE.

Bonneville Pacific Corporation (the "Company" or "Bonneville") has continued to conduct its normal business activities during the month of October 1998 (the reporting period). These activities have included responding to the Operating Guidelines and Reporting Requirements for Chapter 11 debtors.

Significant actions related to the Company during the month of October and the first part of November 1998(1) (other than administrative matters, including professional fee applications) in accordance with various provisions of the Bankruptcy Code are as follows:

The Trustee's Amended Chapter 11 Plan for the Estate of Bonneville Pacific Corporation dated April 22, 1998 (the "Trustee's Amended Plan") details the treatment of all the Company's creditors and equity interest holders. The hearing on confirmation of the Trustee's Amended Plan was held as scheduled on August 26, 1998 at which hearing the Bankruptcy Court established the estimated value of the common stock to be issued pursuant to the Trustee's Amended Plan at $2.36 per share (before the reverse stock split) and confirmed the Trustee's Amended Plan. The order confirming the

---------------
(1) This narrative attempts to summarize significant events affecting the Company which are known to the Trustee through approximately
     November 12, 1998.

Trustee's Amended Plan was entered on August 27, 1998. Notice of the confirmation of the Trustee's Amended Plan was mailed to all parties in interest on or about September 16, 1998.

The Trustee's Amended Plan became effective on November 2, 1998 ("Effective Date"). The "Distribution Date", pursuant to the Trustee's Amended Plan, was November 5, 1998. As provided in the Trustee's Amended Plan, the Trustee has or will distribute approximately $153,300,000.00 in cash.

Immediately prior to the Effective Date of the Trustee's Amended Plan, there were 21,163,067 shares of the Company's common stock issued and outstanding. Of this amount, 9,476,344 shares were held by the Trustee and the remaining 11,686,723 shares are owned by public shareholders. Pursuant to the Trustee's Amended Plan, on the Effective Date, the 9,476,344 shares held by the Trustee were canceled. Approximately 17,280,000 shares of the Company's common stock (before the reverse stock split) were issued to creditors pursuant to the Trustee's Amended Plan.

The Trustee's Amended Plan specifically provided for the reverse split of all of the Company's common stock on a 1-for-4 basis. The reverse stock split was effective at the beginning of business on Tuesday, November 3, 1998. As
A result of the reverse stock split, the Company obtained a new CUSIP number for its common stock. The CUSIP number is 098904 20 4, and such CUSIP number was effective for transactions occurring from and after November 3, 1998. The Company's stock is currently traded on a limited basis in the over-the-counter market and is quoted in the National Quotation Bureau's "Pink Sheets" under the symbol BPCOD.

As a result of, among other things, the issuance of shares of the Company's common stock pursuant to the Trustee's Amended Plan, the cancellation, pursuant to the Trustee's Amended Plan, of certain shares held by the Trustee, and the effectiveness of the reverse stock split, it is estimated that there are approximately 7,240,000 shares of the Company's common stock currently issued and outstanding. It is anticipated that the exact number of shares issued and outstanding will vary slightly from this number as a result of, among other things, the final resolution of certain disputed claims against the Company's bankruptcy estate, the rounding of fractional shares caused by the reverse stock split and the cash payment by the Trustee to creditors with small claims in lieu of the issuance of shares pursuant to provisions of the Trustee's Amended Plan.

The Trustee intends to file with the Bankruptcy Court by no later than December 24, 1998 a post-confirmation report, as required by Rule 2081-1(b) of the Local Rules, which report will provide detailed information concerning the distributions made by the Trustee as required by the Trustee's Amended Plan.

On the Effective Date the Trustee, to the extent consistent with the Trustee's Amended Plan, turned control of the Company over to the new Board of Directors. The new Board of Directors for the Company on the Effective Date consists of James W. Bernard, Ralph F. Cox, Harold E. Dittmer, Michael R. Devitt, Michael D. Fowler, Harold H. Robinson III and Steven H. Stepanek.
The new Board of Directors met on November 2, 1998 and appointed James W. Bernard as Chairman of the Board, Clark M. Mower as President, Steven H.

Stepanek as Secretary and R. Stephen Blackham as Treasurer of the Company.

Preparation of the 1997 U.S. Corporate Income Tax Return has been completed and the tax return was filed in late July, 1998, along with a request pursuant to 11 U.S.C. Section 505 (b) for a prompt tax determination. The
return reflects no tax due and owing.   The Internal Revenue Service, by
letter dated August 28, 1998, notified the Trustee that the 1997 U.S. Corporate Income Tax Return was accepted as filed. The Company's net operating loss carry forward for federal corporate income tax purposes as set forth in the Company's U.S. Corporate Income Tax Return for the period ending December 31, 1997 is approximately $23,700,000.00 and approximately $26,700,000.00 in Alternative Minimum Tax Loss carry-forwards.(2) Tax loss carry-forwards are subject to future review by the Company's tax professionals and to future review or determination by the Internal Revenue Service. The Trustee and his tax professionals have preliminarily concluded that such net operating loss carry forwards may be substantially restricted by virtue of the provisions of Section 382 of the Internal Revenue Code. Preparation of all 1997 State Corporate Income Tax Returns for the Company has been completed and such tax returns have all now been filed. To the best of the Trustee's knowledge the Company is now current in its filing of all required Corporate Income Tax Returns.

In preparation for the reorganization of the Company, the Trustee on behalf of the Company made a decision to employ Hein + Associates, a national accounting firm, to prepare audited financial statements for Bonneville Pacific Corporation. An application seeking approval of the employment was filed and a hearing on the application was held as scheduled on December 20, 1996. At the hearing the Court approved the application. Hein + Associates has been employed and has completed most of the work required for the audits for years 1996 and 1997. Now that the Trustee's Amended Plan has become effective and the Internal Revenue Service has accepted as filed the Company's 1997 U.S. Corporate Income Tax Return, Hein + Associates has been instructed to complete all outstanding audit work so that the Company can be in compliance with the reporting requirements of the U.S. Securities and Exchange Commission. Hein + Associates is currently engaged in performing all of the work to complete the audited financial statements and to comply with the U.S. Securities and Exchange Commission's reporting requirements.

Bear, Stearns & Company (the Trustee's financial advisor/investment banker) completed its work in estimating the value of the Company's (and its affiliates') business assets. The Trustee has made public the summary of such work performed by Bear, Stearns & Company as Exhibit "2" to the Disclosure Statement (Amended) for the Trustee's Amended Chapter 11 Plan for the Estate of Bonneville Pacific Corporation Dated April 22, 1998 (the "Trustee's Amended Disclosure Statement"). Based in part upon the work of Bear, Stearns & Company, the Trustee is of the opinion that the book value of the Company's business assets, which is the value used on the Company's balance sheet which is included in these Monthly Financial Statements filed with the Bankruptcy Court (under the category "Other Assets: Investment in and advances to

---------------
(2) Due to an accounting misstatement by the Company, these numbers were not correctly reported in the July, August and September, 1998 monthly financial statements.

subsidiaries and partnership") is materially less than the fair market value of such business assets. For purposes of the Trustee's Amended Plan, the estimated value of the Company's business assets as of December 31, 1997 was (including cash held by the Company's subsidiaries) approximately sixty-three million dollars ($63,000,000.00).

The Trustee, on September 28, 1998, received another written expression of interest from a large corporation in the power generation business concerning the possible acquisition, for cash, of the non oil and gas assets of the Company or, in the alternative, the purchase of the outstanding shares of the Company's common stock. The possible purchase price for such non oil and gas assets is generally consistent with the range of values generally discussed in the Trustee's Amended Disclosure Statement. The party making such expression of interest indicated that (a) it had made certain fundamental assumptions in developing its proposal; (b) such assumptions would need to be confirmed through additional due diligence; (c) the possible purchase price would be subject to adjustment based upon the results of such due diligence and other factors; (d) the proposal was subject to various federal and state governmental approvals; (e) the proposal was subject to the consents of lenders and various parties who had contracts with the Company or its subsidiaries; and (f) the proposal was subject to a definitive agreement.
For several reasons, not the least of which are (a) the uncertain and contingent nature of the expression of interest and (b) the possibility that if the Trustee had postponed the Effective Date of the confirmed Trustee's Amended Plan for what would likely be at least several months then the Trustee's Amended Plan might never have become effective, the Trustee decided not to pursue the expression of interest because the Trustee believed it was in the best interest of the Company, its creditors and shareholders to have the confirmed Trustee's Amended Plan become effective. However, the Trustee has notified the Company's management and the members of the Company's new Board of Directors of such expression of interest.

For over a year, the Trustee (represented by Weil, Gotshal & Manges, L.L.P) has been attempting to resolve the unsecured claim filed by John D. Weesner (Proof of Claim number 3). Weesner's claim arises from Bonneville Pacific Corporation's efforts in the late 1980's to build and operate small, wood-fired electric power generation plants in Vermont. During that period, Bonneville Pacific Corporation entered into various agreements with Weesner, including (1) an agreement whereunder Bonneville Pacific Corporation is by virtue of a guarantee contingently liable for certain royalty payments that Weesner currently receives from the operation of one plant (the "Ryegate Project"), and (2) an agreement to make certain payments to Weesner in the event that Bonneville Pacific Corporation developed another, similar plant (the "Springfield Project"). Subsequent to entering into the agreements with Weesner, Bonneville Pacific Corporation sold its interest in the Ryegate Project and determined that development of the Springfield Project was commercially impossible. Weesner in his filed proof of claim asserts that he is owed an undetermined amount of money (which he estimates could be many millions of dollars) in respect of Bonneville Pacific Corporation's contingent liability of the Ryegate Project royalties, to compensate him in the event that such payments are not made by the current owners of the plant. In early September Weesner agreed to accept a $100,000.00 payment in settlement of his claim. The settlement was reduced to formal agreement and was approved by the Bankruptcy Court on October 28, 1998. The Trustee made the $100,000.00 payment to Weesner on November 6, 1998.

The only other unresolved Proof of Claim of significance is the claim of First American Bank (Claim No. 3345) filed as a Section 510 (b) Securities Claim (Class 9 under the Trustee's Amended Plan) in an undetermined amount but which, according to the claimant, could be as much as approximately $580,000.00. The Trustee disputed the claim and on September 27, 1998 the Trustee filed a formal objection to the claim. On October 29, 1998 the Trustee and First American Bank entered into a written settlement agreement wherein First American Bank agreed to reduce its Class 9 claim to $220,800.00. The settlement agreement is conditioned upon Bankruptcy Court approval. The Trustee has filed a Motion for Approval of Settlement Agreement with First American Bank and a hearing on the Motion is scheduled before the Bankruptcy Court on November 24, 1998.

Pursuant to the Trustee's August 20, 1998 Stipulation with C. Derek Anderson and his affiliated entities ("Anderson"), which Stipulation was approved by the Bankruptcy Court in the August 27, 1998 Confirmation Order, on
November 5, 1998 the Trustee paid Anderson $150,000.00 and Anderson requested that the United States District Court for the District of Utah dismiss the Anderson v. Halcyon et. al. appeal, Case No. 2:98-CV-00382J. On
November 6, 1998 the District Court dismissed the appeal with prejudice.

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                  Cash Receipts and Disbursements Statement
                   For Period October 1 - October 31, 1998


                            CASH RECONCILIATION

1.  Beginning Cash Balance:                                   $160,485,885.41

2.  Cash Receipts:  (See Page 2 of 2)          1,036,845.20

3.  Cash Disbursements:  (See Page 2 of 2)      (132,979.46)
                                                 ----------
4.  Net Cash Flow:                                                 903,865.74
                                                                   ----------
5.  Ending Cash Balance:                                      $161,389,751.15


                   CASH ACCOUNT SUMMARY - ENDING BALANCES

ACCOUNT                          AMOUNT                FINANCIAL INSTITUTION
PAYROLL ACCOUNT                          $887.38       FIRST SECURITY BANK OF UTAH
PAYROLL TAX ACCOUNT                       485.51       KEY BANK OF UTAH
GENERAL CORP CASH                   1,142,967.14       KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT        23,796,889.23  (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE - CD ACCT         10,363,008.87  (A)  US BANK
CHPTR 11 TRUSTEE - JT CD                    0.00  (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE - JT CD                    0.00  (A)  BANK ONE
CHPTR 11 TRUSTEE JT SAVINGS        27,942,560.62  (A)  BANK ONE
CHPTR 11 TRUSTEE JOINT MMA ACCT    98,087,135.90  (A)  NATIONS BANK
PROCEEDS FROM ASSET SALES               4,208.58  (A)  KEY BANK OF UTAH
KYOCERA MAINTENANCE RESERVE            51,607.92       KEY BANK OF UTAH
                                       ---------
                                 $161,389,751.15
                                 ===============

(A) Accounts requiring signatures of both the US Trustee and Chapter 11 Trustee for disbursements.

                                                                     Form 2-B
                                                                  Page 1 of 2

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                  Cash Receipts and Disbursements Statement
                  For Period October 1 - October 31, 1998


                           CASH RECEIPTS JOURNALS

BANK ACCOUNT                       TOTAL          PAGE REF
PAYROLL ACCOUNT                        $19,984.52      A
PAYROLL TAX ACCOUNT                      8,991.12      B
GENERAL CORP CASH                      176,425.76      C
CHPTR 11 TRUSTEE JOINT ACCT         21,909,506.45      E
CHPTR 11 TRUSTEE - CD ACCT             133,918.29      F
CHPTR 11 TRUSTEE - JT CD               117,718.18      G
CHPTR 11 TRUSTEE - JT CD               191,368.50      H
CHPTR 11 TRUSTEE JT SAVINGS         27,910,284.40      I
CHPTR 11 TRUSTEE JOINT MMA ACCT        382,171.53      J
PROCEEDS FROM ASSET SALES                    8.82      K
KYOCERA MAINTENANCE RESERVE             10,108.48      L
                                        ---------
                                    50,860,486.05
     LESS:  ACCOUNT TRANSFERS      (49,823,640.85)
                                    -------------
     TOTAL CASH RECEIPTS            $1,036,845.20
                                    =============

                         CASH DISBURSEMENTS JOURNALS

BANK ACCOUNT                       TOTAL            PAGE REF
PAYROLL ACCOUNT                        $20,019.30       A
PAYROLL TAX ACCOUNT                      9,017.90       B
GENERAL CORP CASH                      142,854.79       D
CHPTR 11 TRUSTEE JOINT ACCT                 43.29       E
CHPTR 11 TRUSTEE - CD ACCT           1,239,124.17       F
CHPTR 11 TRUSTEE - JT CD            20,653,354.12       G
CHPTR 11 TRUSTEE - JT CD            27,891,479.43       H
CHPTR 11 TRUSTEE JT SAVINGS                  0.00       I
CHPTR 11 TRUSTEE JOINT MMA ACCT              0.00       J
PROCEEDS FROM ASSET SALES                    0.00       K
KYOCERA MAINTENANCE RESERVE                727.31       L
                                           ------
                                    49,956,620.31
     LESS:  ACCOUNT TRANSFERS      (49,823,640.85)
                                    -------------
     TOTAL CASH DISBURSEMENTS         $132,979.46
                                      ===========

                                                                     Form 2-B
                                                                  Page 2 of 2

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                              Payroll Account
                  For Period October 1 - October 31, 1998


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT       DESCRIPTION
10/13/98  CK# 7264   BPC - GENERAL             $9,949.42   PAYROLL TRANSFER
10/28/98  CK# 7300   BPC - GENERAL             10,035.10   PAYROLL TRANSFER
                                               ---------
     TOTAL CASH RECEIPTS                      $19,984.52
                                              ==========

                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                    AMOUNT      DESCRIPTION
10/15/98             PAYROLL SUMMARY           $9,949.42
10/31/98             PAYROLL SUMMARY           10,035.10
10/31/98  BANK STMT  FIRST SECURITY BANK           34.78  SERVICE CHARGE
                                                   -----
          TOTAL CASH DISBURSEMENTS            $20,019.30
                                              ==========

                                      A

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                             Payroll Tax Account
                   For Period October 1 - October 31, 1998


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT      DESCRIPTION
10/13/98  CK# 7280   BPC - GENERAL            $4,319.69   PR TAX TRANSFER
10/21/98  CK# 7299   BPC - GENERAL               316.81   PR TAX TRANSFER
10/28/98  CK# 7299   BPC - GENERAL             4,354.62   PR TAX TRANSFER
                                               --------
          TOTAL CASH RECEIPTS                 $8,991.12
                                              =========

                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                            AMOUNT      DESCRIPTION
10/15/98  KEY TAX    KEY BANK OF UTAH                    $15.47   FEDERAL UNEMPLOYMENT TAX
10/15/98  KEY TAX    KEY BANK OF UTAH                  3,592.98   FEDERAL TAX DEPOSIT
10/31/98  KEY TAX    KEY BANK OF UTAH                  3,622.96   FEDERAL TAX DEPOSIT
10/31/98  CK# 1265   UTAH DEPT OF WORKFORCE SERVICES     301.34   STATE UNEMPLOYMENT
10/31/98  CK# 1266   UTAH ST TAX COMMISSION            1,458.37   STATE TAX DEPOSIT
10/31/98  BANK STMT  BANK SERVICE CHARGE                  26.78
                                                          -----
          TOTAL CASH DISBURSEMENTS                    $9,017.90
                                                      =========

                                       B

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                            General Corp Cash
                 For Period  October 1 - October 31, 1998


                         CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                       AMOUNT       DESCRIPTION
10/16/98  DS101698   FEDERAL INSURANCE COMPANY     $8,996.71  INSURANCE CLAIM PAYMENT
10/16/98  DS101698   COBB GROUP                        49.00  EXPENSE REIMBURSEMENT
10/16/98  DS101698   CLARK MOWER                       17.50  EXPENSE REIMBURSEMENT
10/27/98  DS102798   SAN DIEGO GAS & ELECTRIC       1,728.67  ENERGY REVENUE-KYOCERA
10/27/98  DS102798   KYOCERA AMERICA               96,420.39  ENERGY REVENUE-KYOCERA
10/27/98  DS102798   BONNEVILLE PACIFIC SERVICES   65,082.60  EXPENSE REIMBURSEMENT
10/31/98  BANK STMT  KEY BANK OF UTAH               4,130.89  INTEREST INCOME
                                                    --------
          TOTAL CASH RECEIPTS                    $176,425.76
                                                 ===========

                                       C

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             General Corp Cash
                   For Period October 1 - October 31, 1998


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #    PAYEE                              AMOUNT     DESCRIPTION
10/02/98  1007241  AIRBORNE EXPRESS                      $38.33  EXPRESS MAIL
10/02/98  1007242  AMPCO SYSTEM PARKING                  130.00  RENT-PARKING
10/02/98  1007243  BPC-KYOCERA MAINT RESERVE          10,000.00  TRANSFER-KYOCERA MAINT
          1007244  VOID                                    0.00
          1007245  VOID                                    0.00
          1007246  VOID                                    0.00
10/02/98  1007247  HERITAGE PRODUCTS INC                 462.89  OFFICE SUPPLIES & EXPENSE
10/02/98  1007248  MICRON ELECTRONICS INC              3,807.61  COMPUTER EQUIPMENT
          1007249  VOID                                    0.00
10/02/98  1007250  PITNEY BOWES INC                      402.01  OFFICE SUPPLIES & EXPENSE
10/02/98  1007251  SWIRE COCA-COLA USA                   119.14  OFFICE SUPPLIES & EXPENSE
10/02/98  1007252  VISIBLE COMPUTER SUPPLY CORP           51.05  OFFICE SUPPLIES & EXPENSE
10/02/98  1007253  CENTRAL PARKING SYSTEMS               195.00  RENT-PARKING
10/02/98  1007254  DORN ASSOCIATES LTD                10,906.00  RENT-OFFICE SPACE & PARKING
10/06/98  1007255  CLASSIC FURNITURE SERVICE INC       1,329.38  OFFICE SUPPLIES & EXPENSE
10/06/98  1007256  MARCIA CUSTER                         976.58  OFFICE SUPPLIES & EXPENSE
10/06/98  1007257  RESEARCH INSTITUTE OF AMERICA         215.65  OFFICE SUPPLIES & EXPENSE
10/06/98  1007258  FRONTIER COMMUNICATIONS SRVCS         701.10  TELEPHONE EXPENSE
10/13/98  1007259  AIRBORNE EXPRESS                       34.14  EXPRESS MAIL
10/13/98  1007260  APPLE SPICE JUNCTION                   98.39  OFFICE SUPPLIES & EXPENSE
10/13/98  1007261  BENEFICIAL LIFE INSURANCE CO          916.69  INSURANCE-LIFE
10/13/98  1007262  JAMES BERNARD                       1,314.28  TRAVEL REIMBURSEMNT
          1007263  VOID                                    0.00
10/13/98  1007264  BPC-PAYROLL ACCOUNT                 9,949.42  TRANSFER-PAYROLL ACCOUNT
10/13/98  1007265  COMPUSERVE                              9.95  OFFICE SUPPLIES & EXPENSE
10/13/98  1007266  FEDERAL EXPRESS                        71.00  EXPRESS MAIL
10/13/98  1007267  FIRST CONTINENTAL LIFE & ACCIDENT   4,461.32  INSURANCE-DENTAL
10/13/98  1007268  GENERATOR POWER SYSTEMS            16,978.52  KYOCERA-O&M EXPENSE
10/13/98  1007269  LOG HAVEN                             750.00  OFFICE SUPPLIES & EXPENSE
10/13/98  1007270  MERRILL LYNCH PIERCE FENNER           337.81  OFFICE SUPPLIES & EXPENSE
10/13/98  1007271  MOUNT OLYMPUS WATER                    28.67  OFFICE SUPPLIES & EXPENSE
10/13/98  1007272  REDMAN VAN & STORAGE CO               274.57  RENT-STORAGE
10/13/98  1007273  SAN DIEGO GAS & ELECTRIC              101.26  KYOCERA-O&M EXPENSE
10/13/98  1007274  SEDGWICK OF COLORADO INC              386.00  INSURANCE-PROPERTY
10/13/98  1007275  STATE OF UTAH                          10.00  OFFICE SUPPLIES & EXPENSE
10/13/98  1007276  BRENDA TOLMAN                         170.00  OFFICE SUPPLIES & EXPENSE
10/13/98  1007277  UNUM LIFE INSURANCE CO              2,975.49  INSURANCE-DISABILITY
10/13/98  1007278  UNITED HEALTH CARE                 27,685.44  INSURANCE-HEALTH
10/13/98  1007279  WELLS FARGO BANK                      845.11  401K CONTRIB & LOAN PMTS
10/13/98  1007280  BPC-PAYROLL TAX ACCOUNT             4,319.69  TRANSFER-PAYROLL TAX ACCT
10/23/98  1007281  UNITED PARCEL SERVICE                   7.72  EXPRESS MAIL
10/23/98  1007282  AG EDWARDS & SONS INC                  27.00  OFFICE SUPPLIES & EXPENSE
10/23/98  1007283  STEPHEN BLACKHAM                       83.50  TRAVEL REIMBURSEMENT
10/23/98  1007284  BONNEVILLE PACIFIC SERVICES           917.00  KYOCERA-O&M EXPENSE

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                               General Corp Cash
                   For Period October 1 - October 31, 1998


                    CASH DISBURSEMENTS JOURNAL (CONTINUED)

DATE      DOC #      PAYEE                              AMOUNT       DESCRIPTION
10/23/98  1007285    CLASSIC FURNITURE SERVICE INC           469.80  OFFICE SUPPLIES & EXPENSE
10/23/98  1007286    MARCIA CUSTER                           518.50  OFFICE EQUIPMENT
10/23/98  1007287    MICRON ELECTRONICS INC                  223.64  OFFICE SUPPLIES & EXPENSE
10/23/98  1007288    MOUNT OLYMPUS WATER                      18.03  OFFICE SUPPLIES & EXPENSE
10/23/98  1007289    THE PLANT GALLERY                       135.00  OFFICE SUPPLIES & EXPENSE
10/23/98  1007290    REDMAN VAN & STORAGE CO INC             843.89  RENT-STORAGE
10/23/98  1007291    SECRETARY OF STATE OF CA                 10.00  OFFICE SUPPLIES & EXPENSE
10/23/98  1007292    TRAVEL ZONE CRUISE ZONE               1,431.88  TRAVEL EXPENSE
10/23/98  1007293    US WEST COMMUNICATIONS                  788.08  TELEPHONE EXPENSE
10/23/98  1007294    US TRUSTEE                            5,000.00  QUARTERLY DISBURSMNTS FEE
10/23/98  1007295    XEROX CORPORATION                       418.63  OFFICE SUPPLIES & EXPENSE
10/28/98  1007296    AIRBORNE EXPRESS                         98.20  EXPRESS MAIL
10/28/98  1007297    AMPCO SYSTEM PARKING                    130.00  RENT-PARKING
          1007298    VOID                                      0.00
10/28/98  1007299    BPC-PAYROLL TAX ACCOUNT               4,671.43  TRANSFER-PAYROLL TAX ACCT
10/28/98  1007300    BPC-PAYROLL ACCOUNT                  10,035.10  TRANSFER-PAYROLL ACCOUNT
10/28/98  1007301    CENTRAL PARKING SYSTEMS                 134.00  RENT-PARKING
10/28/98  1007302    RALPH COX                             1,140.51  TRAVEL REIMBURSEMENT
10/28/98  1007303    MICHAEL DEVITT                          401.50  TRAVEL REIMBURSEMENT
10/28/98  1007304    HAROLD DITTMER                          392.03  TRAVEL REIMBURSEMENT
          1007305    VOID                                      0.00
10/28/98  1007306    INTERNAL REVENUE SERVICE                258.35  FEDERAL INCOME TAXES 12/96
10/28/98  1007307    KWIK COPY                                50.14  OFFICE SUPPLIES & EXPENSE
10/28/98  1007308    MICRON ELECTRONICS INC                2,217.05  OFFICE EQUIPMENT
          1007309    VOID                                      0.00
10/28/98  1007310    US WEST COMMUNICATIONS                  131.99  TELEPHONE EXPENSE
10/28/98  1007311    STATE OF UTAH DEPT OF COMMERCE           20.00  OFFICE SUPPLIES & EXPENSE
10/28/98  1007312    WELLS FARGO BANK                        845.11  401K CONTRIBS & LOAN PMTS
10/28/98  1007313    WINDHAM HOTEL                           514.84  TRAVEL EXPENSE
          1007314    VOID                                      0.00
          1007315    VOID                                      0.00
          1007316    VOID                                      0.00
10/28/98  1007317    HAROLD ROBINSON                       1,429.02  TRAVEL REIMBURSEMNT
          1007318    VOID                                      0.00
10/29/98  1007319    RALPH COX                             1,000.00  MEETING FEE
10/29/98  1007320    MICHAEL DEVITT                        1,000.00  MEETING FEE
10/29/98  1007321    HAROLD DITTMER                        1,000.00  MEETING FEE
10/29/98  1007322    MICHAEL FOWLER                        1,000.00  MEETING FEE
10/29/98  1007323    HAROLD ROBINSON                       1,000.00  MEETING FEE
10/30/98  1007324    JAMES BERNARD                         1,000.00  MEETING FEE
10/30/98  1007325    MOUNTAIN STATES OFFICE PRODUCTS          92.52  OFFICE SUPPLIES & EXPENSE
10/30/98  1007326    CLARK MOWER                           1,926.10  TRAVEL REIMBURSEMENT
10/30/98  1007327    WORKERS COMP FUND OF UT                 359.94  INSURANCE-WORKERS COMP
10/31/98  BANK STMT  KEY BANK OF UTAH                         61.80  BANK SERVICE CHARGE
                                                              -----
          TOTAL CASH DISBURSEMENTS                      $142,854.79
                                                        ===========

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                      Chapter 11 Trustee Joint Account
                  For Period October 1 - October 31, 1998


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT           DESCRIPTION
10/16/98             BONNEVILLE PACIFIC CORP    $1,239,831.66  TRANSFER
10/27/98             BONNEVILLE PACIFIC CORP    20,653,354.12  TRANSFER
10/31/98  BANK STMT  KEY BANK                       16,320.67  INTEREST INCOME
                                                    ---------
                                               $21,909,506.45
                                               ==============

                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                    AMOUNT      DESCRIPTION
10/31/98  BANK STMT  KEY BANK                 43.29       BANK SERVICE CHARGE

                                     E

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                       Chapter 11 Trustee - CD Account
                   For Period October 1 - October 31, 1998


                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT       DESCRIPTION
10/12/98  BANK STMT  US BANK                   $51,052.39  INTEREST INCOME
10/26/98  BANK STMT  US BANK                    78,050.95  INTEREST INCOME
10/31/98  BANK STMT  US BANK                     4,814.95  INTEREST INCOME
                                                 --------
          TOTAL CASH RECEIPTS                 $133,918.29
                                              ===========

                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                      AMOUNT         DESCRIPTION
10/16/98             BONNEVILLE PACIFIC CORP    $1,239,124.17  TRANSFER

                                      F



                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                      Chapter 11 Trustee JT - CD Account
                    For Period October 1 - October 31, 1998


                             CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                     AMOUNT       DESCRIPTION
10/27/98  BANK STMT  KEY BANK OF UTAH           $33,232.39  INTEREST INCOME
10/27/98  BANK STMT  KEY BANK OF UTAH            30,942.75  INTEREST INCOME
10/27/98  BANK STMT  KEY BANK OF UTAH            24,551.57  INTEREST INCOME
10/27/98  BANK STMT  KEY BANK OF UTAH            28,991.47  INTEREST INCOME
                                                 ---------
                                               $117,718.18
                                               ===========

                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                     AMOUNT          DESCRIPTION
10/16/98             BONNEVILLE PACIFIC CORP   $20,653,354.12  TRANSFER

                                     G

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                   Chapter 11 Trustee JT  - CD Account
                 For Period October 1 - October 31, 1998


                         CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                      AMOUNT       DESCRIPTION
10/27/98  BANK STMT  BANK ONE                    $21,737.87  INTEREST INCOME
10/27/98  BANK STMT  BANK ONE                     41,792.99  INTEREST INCOME
10/27/98  BANK STMT  BANK ONE                     42,504.69  INTEREST INCOME
10/27/98  BANK STMT  BANK ONE                     40,189.51  INTEREST INCOME
10/27/98  BANK STMT  BANK ONE                     45,143.44  INTEREST INCOME
                                                  ---------
                                                $191,368.50
                                                ===========

                           CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                      AMOUNT          DESCRIPTION
10/16/98             BONNEVILLE PACIFIC CORP    $27,891,479.43  TRANSFER

                                       H

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                        Chapter 11 Trustee JT Savings
                   For Period October 1 - October 31, 1998


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                     AMOUNT          DESCRIPTION
10/16/98  BANK STMT  BONNEVILLE PACIFIC CORP   $27,891,479.43  TRANSFER
10/31/98             BANK ONE                       18,804.97  INTEREST INCOME
                                                    ---------
          TOTAL CASH RECEIPTS                   27,910,284.40
                                                =============

                        CASH DISBURSEMENTS JOURNAL

DATE      DOC #       PAYEE                     AMOUNT          DESCRIPTION
                      NONE

                                       I

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                   Chapter 11 Trustee JT - MMA Account
                  For Period October 1 - October 31, 1998


                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                      AMOUNT       DESCRIPTION
10/31/98  BANK STMT  NATIONS BANK               $382,171.53  INTEREST INCOME

                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYOR                      AMOUNT       DESCRIPTION
                     NONE

                                       J

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                          Proceeds From Asset Sales
                   For Period October 1 - October 31, 1998


                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                     AMOUNT      DESCRIPTION
10/31/98  BANK STMT  KEY BANK OF UTAH          $8.82       INTEREST INCOME

                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                     AMOUNT      DESCRIPTION
                     NONE

                                      K

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                        Kyocera Maintenance Reserve
                  For Period October 1 - October 31, 1998


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                      AMOUNT      DESCRIPTION
10/01/98  CK# 7243   BONNEVILLE PACIFIC CORP    $10,000.00  TRANSFER
10/31/98  BANK STMT  KEY BANK OF UTAH               108.48  INTEREST INCOME
                                                    ------
          TOTAL CASH RECEIPTS                   $10,108.48
                                                ==========

                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                     AMOUNT      DESCRIPTION
10/05/98  CK #1045   GENERATOR POWER SYSTEMS   $727.31     KYOCERA-O&M EXPENSE

                                      L

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                                Balance Sheet
                           As of October 31, 1998

ASSETS
Current Assets:
   Cash                                          $161,389,751
   Accounts receivable - trade                         36,561
   Accounts receivable - settlements (Note 4)               0
   Accounts receivable - affiliates                    60,546
   Prepaid insurance                                   44,605
   Accrued interest receivable                         29,651
                                                       ------
   Total current assets                                         $161,561,114
Fixes Assets:
   Land                                               198,424
   Equipment, furniture and fixtures                3,823,017
                                                    ---------
   Total fixed assets                               4,021,441
   Less:  Accumulated depreciation                 (3,289,072)
                                                    ---------
   Net fixed assets                                                  732,369
Other Assets:
   Investment in and advances to subsidiaries
     and partnership (Note 6)                      28,168,174
   Other assets                                        13,339
                                                       ------
   Total other assets                                             28,181,513
                                                                  ----------
TOTAL ASSETS                                                    $190,474,996
                                                                ============
LIABILITIES
Post-Petition Liabilities:
   Accounts payable - trade                          $123,825
   Accounts payable - professional fees
      and costs                                       615,634
   Accounts payable - other (Note 7)                  650,000
   Accrued income taxes payable (Note 4)                    0
   Taxes payable                                            0
   Accrued interest                                51,620,774
                                                   ----------
   Total post-petition liabilities                               $53,010,233
Pre-Petition Liabilities:
   Priority claims                                      5,180
   Secured debt                                             0
   Unsecured debt (Notes 1 and 3)                  99,953,656
                                                   ----------
Total Pre-Petition Liabilities                                    99,958,836
                                                                  ----------
TOTAL LIABILITIES                                                152,969,069
Commitments and Contingent Liabilities (Note 3)
OWNER'S EQUITY
Capital Stock or Owner's Investment                   213,752
Paid-In-Capital                                   121,590,029
Treasury Stock                                     (2,308,255)
Retained Earnings:
   Pre-Petition                                   (56,551,908)
   Post-Petition (Note 5)                         (25,437,691)
                                                   ----------
TOTAL OWNER'S EQUITY (Notes 1 and 3)                              37,505,927
                                                                  ----------
TOTAL LIABILITIES AND OWNER'S EQUITY                            $190,474,996
                                                                ============

                                                                     Form 2-C

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                        Profit and Loss Statement
                   For Period October 1 to October 31, 1998


Gross operating revenue                                  $115,096
Less discount, returns and allowances                           0
                                                                -
   Net operating revenue                                             $115,096

   Cost of goods sold                                                (106,577)
                                                                      -------
   Gross profit                                                         8,519

Operating expenses:
   Salaries and wages                                      29,700
   Rent and leases                                          1,746
   Payroll taxes                                           10,626
   Insurance                                                4,498
   Other taxes and licenses                                 5,258
   Other                                                   27,677
                                                           ------
   Total operating expenses                                           (79,505)
                                                                       ------
   Operating income (loss)                                            (70,986)

Legal and professional fees and costs                     138,884
Plan approved claimant fees (Note 7)                      100,000
Depreciation, depletion and administration                  3,618
Claims settlement expense                                       0
Interest expense                                          636,648
                                                          -------
   Total                                                             (879,149)
                                                                      -------
   Net operating income (loss)                                       (950,135)

Non-operating income and (expenses):
   Interest income                                        668,387
   Other income - settlements                                   0
   Approved claims                                              0
   Other income                                                 0
   Equity in earnings (losses) of subsidiaries
     and partnerships (Note 2)                           (242,009)
                                                          -------
        Net non-operating income or (expenses)                        426,378
                                                                      -------
        Net income (loss) before income taxes                        (523,757)

        Provision for income taxes (benefit) (Note 5)                       0
                                                                            -
        NET INCOME (LOSS)                                           ($523,757)
                                                                     ========

                                                                     Form 2-D
                                                                  Page 1 of 3

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                    General Notes to Financial Statements
                  For Period October 1 to October 31, 1998


1. The Balance Sheet and Income Statement of Bonneville Pacific Corporation, included in The Monthly Financial Report, are prepared on the accrual basis. As a result, revenues are generally recorded when earned rather than when received and expenses are generally Recognized when the obligation is incurred rather than when the expenses are paid. During the bankruptcy, until the December 31, 1997 Financial Statements, accrued interest payable has been recorded only on post-petition debt, where such is contractually due. The Financial Statements included in Monthly Financial Reports for all reporting periods prior to December 1, 1997 have not included any accrual of interest on any pre-petition unsecured debt. However, in light of the "Trustee's Amended Chapter 11 Plan for the Estate of Bonneville Pacific Corporation Dated April 22, 1998" (the "Trustee's Amended Plan") which was confirmed by the Bankruptcy Court in an order entered on August 27, 1998, interest has been accrued on certain pre-petition unsecured debt consistent With the interest rates set forth in the Trustee's Amended Plan. For further Information see the Trustee's Amended Plan and the Amended Disclosure Statement related thereto.

2. Equity in earnings of subsidiaries and partnerships represents an accrual of the Company's share of earnings or losses of its operating subsidiaries and partnerships. These earnings are affected by a number of factors including seasonality, operating costs and operating efficiency. The operating entities which comprise these earnings include Bonneville Pacific Services Company, Bonneville Fuels Corporation, and Bonneville Nevada Corporation through its investment in the NCA #1 Partnership. The losses relating to subsidiaries during the month of October are primarily due to a one time $588,000 charge For a court approved employee retention incentive plan.

3. Unrecorded Liabilities and Other Claims. Unrecorded liabilities and Claims include pre-petition debenture sale claims in the approximate amount of $5,400,000.00, post-petition debenture sale claims in the approximate amount of $9,900,000.00, limited partner claims in the approximate amount of $2,900,000.00, Section 510(b) equity claims in the approximate amount of $42,200,000.00 (including the allowed compromised claim of CIGNA of $11,000,000.00 and the ESOP claim as allowed on January 12, 1998 in the amount of $984,245.37), $8,945,000.00 in deeply
     Subordinated claims, potential administrative fees which may be allowed by the Bankruptcy Court. Most of the unrecorded liabilities (except administration claims) will be satisfied as set forth in the confirmed Trustee's Amended Plan by the issuance Of shares of additional common stock (pre reverse split) in the Company. For further Information, see the Trustee's Amended Plan and the Amended Disclosure Statement related thereto.

                                                                     Form 2-D
                                                                  Page 2 of 3

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                    General Notes to Financial Statements
                                (Continued)
                  For Period October 1 to October 31, 1998


     For further information concerning unrecorded liabilities and claims, see the Trustee's Amended Plan dated 4/22/98 and the Amended Disclosure Statement relating thereto.

4. As of December 31, 1997, Bonneville and Subsidiaries had approximately $23,700,000 in Federal net operating loss carry-forwards for Federal Income Tax purposes and Approximately $26,700,000 in Alternative Minimum Tax Loss carry-forwards. Pursuant To current tax law, only 90 percent of current Alternative Minimum Taxable Income can be offset by
     Alternative Minimum Tax Loss carry-forwards.   Tax loss carry-forwards
     are Subject to future review or determination by the Internal Revenue Service. The Trustee and his tax professionals have preliminarily concluded that such net operating loss carry Forwards may be substantially restricted by virtue of the provisions of Section 382 of the Internal Revenue Code.

5. Retained earnings post-petition have been impacted by the accrual of post-petition interest on pre-petition unsecured debt at rates set forth in the Trustee's Amended Plan.

6. Investment in and advances to subsidiaries and partnerships is book value and is impacted by the dividends paid from the subsidiaries to the Company. The value stated is believed to be materially less than the current market value of such Assets. Based in part upon the work of Bear, Stearns & Company, the Trustee is of the opinion that the book value of the Company's business Assets, which is the value used on the Company's balance sheet which is included in these Monthly Financial Statements filed with the Bankruptcy Court (under the category "Other
     Assets: Investment in and advances to subsidiaries and partnership") is materially less than the fair market value of such business assets. For purposes of the Trustee's Amended Plan, the estimated value of the Company's business assets as of December 31, 1997 was (including cash held by the Company's subsidiaries) approximately sixty-three million dollars ($63,000,000.00).

7. Accounts Payable Other represents payments to Derek Anderson of $150,000 as provided by a Bankruptcy Court approved stipulation, to Weesner of $100,000 as provided by a Bankruptcy Court approved stipulation and to Halcyon of $400,000 as provided by the Trustee's Amended Plan.

                                                                     Form 2-D
                                                                  Page 3 of 3

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                     Taxes Payable Schedule (Post-Petition)
                  For the Period October 1 to October 31, 1998


                              Beginning                              Payments    Date      Check    Ending
                              Balance     Adjustments  Additions     Deposits    Paid      Numb.    Balance
Income tax withheld:
   Federal                         $0.00      $0.00     ($4,358.00)   $2,172.62  10/15/98  KEY TAX       $0.00
                                                                       2,185.38  10/31/98  KEY TAX

   State                            0.00                 (1,458.37)    1,458.37  10/31/98  1266           0.00

FICA tax withheld                   0.00                 (1,428.97)      710.18  10/15/98  KEY TAX
                                                                         718.79  10/31/98  KEY TAX        0.00

Employer's FICA tax                 0.00                 (1,428.97)      710.18  10/15/98  KEY TAX
                                                                         718.79  10/31/98  KEY TAX        0.00

Unemployment tax:
   Federal                          0.00                    (15.47)       15.47  10/15/98  KEY TAX        0.00
   State                            0.00                   (301.34)      301.34  10/31/98  1265           0.00

Sales, use & excise taxes           0.00                                                                  0.00
   Property taxes             (12,958.51)  1,439.83                                                 (11,518.68)

Accrued income tax:
   Federal                          0.00                                                                  0.00
   State                            0.00                                                                  0.00

Delaware franchise tax         50,000.00                                                             50,000.00

Employee withholding                0.00       0.00      (1,526.82)      763.41  10/13/98  1007279        0.00
                                    ----       ----       --------       763.41  10/28/98  1007312        ----
                                                                         ------
TOTALS                        $37,041.49  $1,439.83    ($10,517.94)  $10,517.94                     $38,481.32
                              ==========  =========     ==========   ==========                     ==========

(*) Amount subject to results of audit.

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             Insurance Schedule
                     For October 1 to October 31, 1998


                                                              Policy
                                                  Amount of   Expiration  Premium Paid
                        Carrier/Agent             Coverage    Date        Thru Date
Worker's Compensation   Various State Funds       Statutory
                                                  $1,000,000  (A)         10/31/98

General Liability       Travelers Insurance/
                        Sedgwick James            5,000,000   08/17/99    08/17/99

Vehicles                Travelers Insurance/
   (Hired/Non-Owned)    Sedgwick James            5,000,000   08/17/99    08/17/99

Property:
   Bonneville Pacific   Federal Insurance Co./
                        Sedgwick James            735,000     08/17/99    08/17/99

   Kyocera              Federal/Hartford Steam/
                        Sedgwick James            5,352,879   08/17/99    08/17/99

(A) All workers compensation insurance policies are insured through various state insurance funds. As such, they continue in force as premiums are paid and have no policy expiration dates.

                                                                     Form 2-E
                                                                  Page 2 of 5

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                     Accounts Receivable and Payable Aging
                   For Period October 1 to October 31, 1998


                                                        Accounts
                             Non-Affiliate  Accounts    Payable
                             Accounts       Payable     Professional
                             Receivable     Trade       Fees
Under 30 days                $36,561          $119,251  $615,634
30 to 60 days                      0                 0         0
61 to 90 days                      0                 0         0
Over 90 days                       0             4,574         0
                                   -             -----         -
Total post-petition           36,561           123,825   615,634

Pre-petition amounts               0         3,664,200         0
                                   -         ---------         -
Total accounts receivable    $36,561
                             =======
Total accounts payable                      $3,788,025  $615,634
                                            ==========  ========

                             Affiliate
                             Accounts
                             Receivable

Under 30 days                $35,089
30 to 60 days                 13,359
61 to 90 days                 12,098
Over 90 days                       0
                                   -
Total post-petition
   affiliate accounts
   receivable                $60,546
                             =======

                                                                     Form 2-E
                                                                  Page 3 of 5

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
 Schedule of Payments of Fees and Costs to Attorneys and Other Professionals
                  For Period October 1 to October 31, 1998


                                             Date of
                                             Court      Estimated
                               Amount Paid   Approval   Balance Due
Court Appointed Trustee             $0           -       $88,252
Trustee's Counsel                    0           -       250,819
Trustee's Accountants                0           -        54,723
Trustee's Special Plan Counsel       0           -       211,840
Special Litigation Counsel for
   Trustee - Costs                   0           -             0
   Trustee - Fees                    0           -             0
Auditors                             0           -        10,000
Financial Consultants                0                         0     (1)
                                     -                         -
   Total                            $0                  $615,634
                                    ==                  ========

(1) The financial consultants received a retainer in the amount of $100,000. The estimated remaining liability to the financial consultants is equal to the $100,000 retainer.

                                                                     Form 2-E
                                                                  Page 4 of 5

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                  Schedule of Payments to Principal/Executives
                   For Period October 1 to October 31, 1998


Payee Name          Position     Nature of Payment        Amount
Ralph F. Cox        Director     Meeting Fees              $1,000.00
                                 Travel Reimbursement      $1,140.51

Calvin L. Rampton   Director     Director Fees                 $0.00

Clark M. Mower      President    Salary                   $12,833.34
                                 Expense Reimbursement     $1,926.10

Persons designated by the Trustee to be directors as of the effective date, received compensation as disclosed in D-2 and D-3 of the Cash Report.

                                                                     Form 2-E
                                                                  Page 5 of 5

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                            Quarterly Fee Summary
                        Month Ended October 31, 1998


                         Cash           Quarterly   Payment
                         Disbursement   Fee Due     Check No.  Date
January                   $377,740.24
February                   169,278.67
March                      149,371.16
                           ----------
   Total 1st Quarter       696,390.07   $3,750.00   1006970    04/24/98

April                    1,903,079.51
May                        105,288.54
June                       185,124.57
                           ----------
   Total 2nd Quarter     2,193,492.62   $7,500.00   1007150    07/22/98

July                       214,935.24
August                     709,965.72
September                  707,026.92
                           ----------
   Total 3rd Quarter     1,631,927.88   $5,000.00   1007294    10/23/98

October                    132,979.46
November
December
   Total 4th Quarter

(1) This summary is to reflect the current calendar year's information cumulative to the end of the current reporting period.